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SCHEDULE 13G
CUSIP NO. 83545R108                                          PAGE 15 OF 16 PAGES

                                                                       Exhibit I

                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among the undersigned that the amendment to Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Common Stock, $.01 par value, of Sonic Foundry, Inc., a Delaware corporation, is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated as of March 21, 2003

                    OMICRON MASTER TRUST

                    By: OMICRON CAPITAL, L.P.,
                        Investment Manager

                        By: OMICRON CAPITAL, INC.,
                            General Partner

                        By: /s/ Olivier H. Morali
                        ----------------------------
                        Olivier H. Morali
                        Title: President

                    OMICRON CAPITAL, L.P.

                    By: OMICRON CAPITAL, INC.,
                        General Partner

                        By: /s/ Olivier H. Morali
                        ----------------------------
                        Olivier H. Morali
                        Title: President

                    OMICRON CAPITAL, INC.

                    By: /s/ Olivier H. Morali
                    ----------------------------
                    Olivier H. Morali
                    Title: President

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SCHEDULE 13G
CUSIP NO. 83545R108                                          PAGE 16 OF 16 PAGES

                    /s/ Bruce Bernstein
                    ----------------------------
                    Bruce Bernstein

                    /s/ Olivier H. Morali
                    ----------------------------
                    Olivier H. Morali

                    WINCHESTER GLOBAL TRUST COMPANY LIMITED

                    By: /s/ Oskar P. Lewnowksi
                    ----------------------------
                    Oskar P. Lewnowski
                    Title: Chairman

                    /s/ Oskar P. Lewnowksi
                    ----------------------------
                    Oskar P. Lewnowski